CERTAIN IDENTIFIED INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.2
SECOND AMENDMENT TO MANUFACTURING SERVICES AGREEMENT

This AMENDMENT #2 TO THE MANUFACTURING SERVICES AGREEMENT (the “Second Amendment”) effective as of May 15, 2026 (“Amendment Effective Date”), is by and between Ardelyx Inc., a Delaware corporation with its principal place of business at 400 Fifth Avenue, Suite 210, Waltham, MA 02451 (“Client”), and Patheon Pharmaceuticals Inc., a Delaware corporation with its principal place of business at 2110 East Galbraith Road, Cincinnati, OH 45237 (“Patheon”). Client and Patheon may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Patheon and Client entered into that certain Manufacturing Services Agreement dated May 18, 2020, as amended February 27, 2023 (the “Agreement”); and

WHEREAS, the Parties desire to further amend the Agreement to supplement and clarify the terms applicable to packaging, labeling, and related services, when Client orders Finished Packaged Product, and to incorporate additional pricing for agreed upon configurations through the addition of Exhibit A to this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.    Capitalized Term. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement, as applicable.

2.    Amendments. The Agreement shall be revised or expanded in accordance with the terms set forth below.

a.    Section 1.1 (Definitions) of the Agreement is hereby revised to include the following definitions:

“Bulk Product” means Product in bulk, unpackaged form (i.e., prior to packaging and labeling).

“Finished Packaged Product” means Product that (i) has undergone packaging and labeling in accordance with the applicable Processing Instructions and Packaging Instructions, and (ii) has been released by Patheon in accordance with the Quality Agreement.

“Long Lead Packaging Components” means components (including packaging components) that require procurement lead times longer than standard components as determined by Patheon based on supplier timeline and designated as such in the applicable Firm Order .

b.    Section 3.3 (Change Control Requests) of the Agreement is hereby amended by adding the following sentence at the end thereof:

“For clarity, changes to Processing Instructions, packaging configuration, Components (including labels, inserts, and other packaging components), or serialization/aggregation mechanics are subject to the change control process under the Quality Agreement and, where applicable, a mutually agreed change order addressing cost and schedule impacts.”

c.    Section 3.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

“3.5 Packaging, Artwork, and Serialization (when Finished Packaged Product is ordered).

CERTAIN IDENTIFIED INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

(a) Scope. When a Firm Order specifies Finished Packaged Product, Patheon will perform [***] in accordance with (i) the Agreement, (ii) the applicable Processing Instructions, (iii) cGMPs and Applicable Laws, and (iv) the Quality Agreement.

(b) Artwork. Client is responsible for artwork development and content accuracy and for obtaining required approvals. Patheon will not implement new or revised artwork without Client’s prior written approval. Client will provide final, approved artwork in electronic format by [***] and, in any event, no later than [***] days prior to the applicable Delivery Date (unless the Parties agree otherwise in writing).

(c) Printing/marking; lot/expiry. Patheon will implement [***] consistent with cGMPs, Applicable Laws, the Specifications, and the Packaging Instructions.

(d) Serialization/data carriers (if required). If [***] apply to the Finished Packaged Product, the [***] will be specified in the Packaging Instructions and subject to change control under the Quality Agreement and Section 3.3.

(e) No changes without approval. Patheon will not make material changes to [***] without Client’s prior written approval, and any change with a material cost or schedule impact will be documented via a mutually agreed change order.

(f) Long-lead components. Patheon will notify Client in writing of any [***] identified for an applicable Firm Order, including procurement lead time and any Client dependencies (e.g., artwork approval deadlines).

(g) Reconciliation; packaging batch documentation: Patheon shall provide [***] and [***] sufficient to evidence conformance, including [***], in accordance with the Quality Agreement and Processing Instructions.”

d.    Section 5.1 (Orders and Forecasts) of the Agreement is hereby revised to include the following:

“(g) Deliverable Type. Each purchase order/Firm Order shall specify whether the deliverable is (i) Bulk Product or (ii) Finished Packaged Product. For clarity, Patheon will [***] as part of Manufacturing Services only when Finished Packaged Product is ordered.”

e.    Section 6.1(d) (Supply Failure) of the Agreement is hereby amended by adding the following sentence at the end thereof:

“For purposes of Section 6.1(d), when a Firm Order specifies Finished Packaged Product, [***].”

f.    The Parties acknowledge that Appendix 1 [***]. Effective as of the Amendment Effective Date, and solely for the configurations expressly listed in Exhibit A, [***] shall apply and shall supersede any [***] in Appendix 1 or elsewhere in the Agreement. [***].

3.    Amendment Effective Date. This Amendment shall be effective as of the Amendment Effective Date and shall apply to all Firm Orders issued on or after the Amendment Effective Date.

4.    No Other Amendments. Except as herein set forth, the Agreement has not been modified, and as amended by this Amendment, remains in full force and effect. To the extent there are any inconsistencies or ambiguities between the specific subject matter of this Amendment and the Agreement, the terms of this Amendment shall supersede the Agreement.

CERTAIN IDENTIFIED INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

5.    Counterparts. This Amendment may be executed in one or more counterparts (including by .pdf or electronic signature), each of which shall be an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the Parties have hereunto signed this Amendment effective as of the day and year first written above.

PATHEON PHARMACEUTICALS INC.	ARDELYX, INC.

Signature: /s/ [***]	Signature: /s/ Paul Sainsbury

By: [***]	By: Paul Sainsbury

(Print Name)	(Print Name)

Title: General Manager, Cincinnati	Title: Vice President, Supply Chain

Date: 6/1/2026	Date: 5/26/2026

EXHIBIT A

Patheon Pricing Schedule
Bulk Product and Finished Packaged Product

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